Phunware Reports First Quarter 2021 Financial Results

AUSTIN, Texas, May 13, 2021 – Phunware, Inc. (NASDAQ: PHUN) (“Phunware” or “the Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, today announced financial results for its first quarter ended March 31, 2021.

“The completion of Q1 constitutes a positive operational inflection point for our business as we have quickly made our Multiscreen-as-a-Service (MaaS) platform vision become reality across a number of key fronts,” said Alan S. Knitowski, President, CEO and Co-Founder of Phunware. “Not only have we commenced the full roll out of our blockchain-enabled Mobile Loyalty Ecosystem specific to PhunToken, PhunCoin and PhunWallet as promised, but we have also executed a global distribution agreement with an anchor distribution partner that will be formally announced in the next several weeks. While we continue to work through what appears to be the final stages of the Covid pandemic operationally, we are both excited and comforted by the dramatic increase in business activity across all aspects of our software product and solution offerings for mobile, big data and the cloud. Importantly, these encompass all three of our core growth engines rolling forward, including our MaaS cloud, our data-driven loyalty marketplace and our secure, blockchain-enabled token, coin and wallet capabilities.”

First Quarter 2021 Summary Financial Results
•Net Revenues for the quarter totaled $1.6 million
•Multiscreen-as-a- Service (MaaS) Platform Subscriptions and Services Revenues were $1.5 million
•Gross Margin was 58.0%
•Non-GAAP Adjusted Gross Margin was 71.0%
•Net Loss was $(12.4) million
•Net Loss per Share was $(0.19)
•Non-GAAP Adjusted EBITDA Loss was $(2.4) million

“We completed Q1 with $23.5 million of cash on hand, constituting a record high for the Company since its inception,” said Matt Aune, CFO of Phunware. “Subsequent to the completion of the quarter, Phunware eliminated all of its previously outstanding 2020 convertible notes in full. This action, combined with the initiation of a $25 million At-The-Market offering against a $100 million shelf registration statement, have dramatically improved the Company’s balance sheet, operational flexibility and future business needs for both organic and inorganic growth opportunities.”

Recent Business Highlights

•Notable Corporate Developments:
•Set Second Quarter 2021 Conference Schedule
•Board Authorized Bitcoin Purchases for Blockchain Ecosystem Launch
•Phunware Began Selling PhunToken
•Notable Customer and Partner Wins:
•Partnered with Infinite Leap to Offer Enhanced Digital Front Door on Mobile
•Notable Product Updates:
•Released Data SDK for Third-Party Mobile Applications to Reward Consumers with PhunCoin
•Released Loyalty SDK to Enable PhunToken Issuances by Third-Party Mobile Applications

Conference Call Information

Phunware management will host a conference call today (May 13, 2021) at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time) to discuss its financial results for the first quarter ended March 31, 2021.

Interested parties may access the conference call by dialing 844-369-8770 in the United States, or 862-298-0840 from international locations. The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information

Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

About Phunware, Inc.

Everything You Need to Succeed on Mobile — Transforming Digital Human Experience

Phunware, Inc. (NASDAQ: PHUN), is the pioneer of Multiscreen-as-a-Service (MaaS), an award-winning, fully integrated enterprise cloud platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application portfolios and audiences globally at scale. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & Phun) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with more than one billion active devices touching its platform each month. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://www.phunware.com, https://www.phuncoin.com, https://www.phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.

Phunware PR & Media Inquiries:
Email: press@phunware.com
Phone: (512) 693-4199

Phunware Investor Relations:
Matt Glover and John Yi
Gateway Investor Relations
Email: PHUN@gatewayir.com
Phone: (949) 574-3860

Consolidated Balance Sheets
(In thousands, except share and per share information)

	March 31, 2021	December 31, 2020
	(Unaudited)
Assets
Current assets:
Cash	$23,469	$3,940
Accounts receivable, net of allowance for doubtful accounts of $122 and $356 at March 31, 2021 and December 31, 2020, respectively	937	664
Digital currencies	1,098	—
Prepaid expenses and other current assets	794	304
Total current assets	26,298	4,908
Property and equipment, net	12	13
Goodwill	25,911	25,900
Intangible assets, net	79	111
Deferred tax asset	537	537
Restricted cash	91	91
Right-of-use asset	1,723	—
Other assets	276	276
Total assets	$54,927	$31,836
Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$7,781	$8,462
Accrued expenses	3,190	5,353
Accrued legal settlement	3,000	3,000
Lease liability	530	—
Deferred revenue	2,180	2,397
PhunCoin deposits	1,202	1,202
Current maturities of long-term debt, net	10,012	4,435
Warrant liability	2,499	1,614
Total current liabilities	30,394	26,463
Long-term debt	3,741	3,762
Long-term debt - related party	195	195
Deferred tax liability	537	537
Deferred revenue	2,054	2,678
Lease liability	1,447	—
Deferred rent	—	180
Total liabilities	38,368	33,815
Stockholders’ equity (deficit)
Common stock, $0.0001 par value; 1,000,000,000 shares authorized at March 31, 2021 and December 31, 2020; 71,211,399 and 56,380,111 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively	7	6
Additional paid-in capital	175,046	144,156
Accumulated other comprehensive loss	(328)	(338)
Accumulated deficit	(158,166)	(145,803)
Total stockholders’ equity (deficit)	16,559	(1,979)
Total liabilities and stockholders’ equity (deficit)	$54,927	$31,836

Consolidated Statements of Operations and Comprehensive Income (Loss)
(In thousands, except per share information)

	Three Months Ended March 31,
	2021	2020
Net revenues	$1,646	$2,640
Cost of revenues	692	1,091
Gross profit	954	1,549

Operating expenses:
Sales and marketing	556	605
General and administrative	2,758	3,945
Research and development	1,052	861
Total operating expenses	4,366	5,411
Operating loss	(3,412)	(3,862)

Other expense:
Interest expense	(2,219)	(101)
Loss on extinguishment of debt	(5,768)	—
Loss on change in fair value of warrant liability	(885)	—
Other expense	(79)	—
Total other expense	(8,951)	(101)
Loss before taxes	(12,363)	(3,963)
Income tax expense	—	—
Net loss	(12,363)	(3,963)
Other comprehensive income (loss):
Cumulative translation adjustment	10	(72)
Comprehensive loss	$(12,353)	$(4,035)

Net loss per common share, basic and diluted	$(0.19)	$(0.10)

Weighted-average common shares used to compute net loss per share, basic and diluted	64,587	40,095

Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended March 31,
	2021	2020
Operating activities
Net loss	$(12,363)	$(3,963)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	33	49
Amortization of debt discount and deferred financing costs	1,642	13
Amortization of right-of-use asset	114	—
Loss on change in fair value of warrant liability	885	—
Impairment of right-of-use asset	77	—
Loss on extinguishment of debt	5,768	—
Bad debt recovery	(234)	(16)
Stock-based compensation	1,055	635
Changes in operating assets and liabilities:
Accounts receivable	(40)	783
Prepaid expenses and other assets	(490)	(108)
Accounts payable	(682)	851
Accrued expenses	(2,287)	643
Lease liability	64	—
Deferred revenue	(841)	(792)
Net cash used in operating activities	(7,299)	(1,905)

Investing activities
Purchase of digital currencies	(1,098)	—
Net cash provided by investing activities	(1,098)	—

Financing activities
Proceeds from borrowings, net of issuance costs	9,981	2,595
Proceeds from related party bridge loans	—	560
Payments on senior convertible notes	(11,835)	—
Net repayments on factoring agreement	—	(627)
Proceeds from exercise of options to purchase common stock	65	15
Proceeds from sales of common stock, net of issuance costs	29,705	—
Net cash provided by (used in) financing activities	27,916	2,543

Effect of exchange rate on cash and restricted cash	10	(76)
Net increase (decrease) in cash and restricted cash	19,529	562
Cash and restricted cash at the beginning of the period	4,031	362
Cash and restricted cash at the end of the period	$23,560	$924
Supplemental disclosure of cash flow information
Interest paid	$567	$98

	Three Months Ended March 31,
	2021	2020
Supplemental disclosure of non-cash information
Issuance of common stock for payment of legal and board of director fees	$66	$492
Equity classified cash conversion feature of Senior Convertible Note	$—	$219

Non-GAAP Financial Measures and Reconciliation

Our non-GAAP financial measures include adjusted gross profit, adjusted gross margin and adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") (our "non-GAAP financial measures"). Our non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. They are not measurements of our financial performance under GAAP and should not be considered as alternatives to revenue or net loss, as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Our non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) Non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) Our non-GAAP financial measures do not reflect the impact of certain charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate our non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.
We compensate for these limitations to our non-GAAP financial measures by relying primarily on our GAAP results and using our non-GAAP financial measures only for supplemental purposes. Our non-GAAP financial measures include adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)

	Three Months Ended March 31,
	2021	2020
Net loss	$(12,363)	$(3,963)
Add back: Depreciation and amortization	33	49
Add back: Interest expense	2,219	101
EBITDA	(10,111)	(3,813)
Add back: Stock-based compensation	1,055	635
Add back: Loss on extinguishment of debt	5,768	—
Add back: Loss on change in fair value of warrant liability	885	—
Adjusted EBITDA	$(2,403)	$(3,178)

	Three Months Ended March 31,
	2021	2020
Gross profit	$954	$1,549
Add back: Amortization of intangibles	4	7
Add back: Stock-based compensation	210	51
Adjusted gross profit	$1,168	$1,607
Adjusted gross margin	71.0%	60.9%

Supplemental Information
(In thousands, except percentages)

	Three Months Ended March 31,		Change
	2021	2020	Amount	%

Net Revenues
Platform subscriptions and services	$1,521	$2,391	$(870)	(36.4)%
Application transaction	125	249	(124)	(49.8)%
Net revenues	$1,646	$2,640	$(994)	(37.7)%
Platform subscriptions and services as a percentage of net revenues	92.4%	90.6%
Application transactions as a percentage of net revenues	7.6%	9.4%